Exhibit 99.2

Supplemental Information Third Quarter 2012 Earnings Call

Market & Financial Overview

Prime Offices—Capital Value Clock, Q3 2011 v Q3 2012

	Q3 2011			Q3 2012

Paris, Hong Kong					Amsterdam

Hong Kong, Amsterdam			New York, Sao Paulo		Singapore, Shanghai

London

Chicago, Stockholm					Washington DC

Singapore					Milan

Toronto

Shanghai

Berlin

Washington DC			Beijing

London

	Capital Value	Capital Values	San Francisco	Capital Value	Capital Values

New York, Sao Paulo	growth slowing	falling	Moscow	growth slowing	falling

Moscow, Paris

San Francisco, Beijing			Los Angeles

Capital Value					Capital Values

Chicago, Stockholm	Capital Value	Capital Values		growth	bottoming out

Toronto	growth	bottoming out	Frankfurt	accelerating

Sydney

Berlin	accelerating

Los Angeles			Dallas

Mexico

Sydney		City		Atlanta

Atlanta, Dallas, Frankfurt, Milan		Detroit		Mumbai

	Mumbai			Mexico City

Madrid, Tokyo

Tokyo					Madrid

Brussels, Seoul

Brussels, Detroit

Seoul

Americas EMEA Asia Pacific

Notional capital values based on rents and yields for Grade A space in CBD or equivalent. In local currency.

The Jones Lang LaSalle Property Clocks SM

As of Q3 2012

Global Capital Flows for Investment Sales

2012 volumes expected to be at least $400 billion

Direct Commercial Real Estate Investment, 2005-2012

Q3 projections broadly unchanged from Q2 2012

*	EMEA: In US$ terms, unchanged in Euro terms.

Source: Jones Lang LaSalle, October 2012

Prime Offices – Rental Clock, Q3 2011 v Q3 2012

	Q3 2011				Q3 2012

Amsterdam

	Hong Kong				London, Paris

Sao Paulo Shanghai

Singapore

Milan

Berlin

Shanghai				Sydney

Moscow

Moscow				Stockholm		Singapore

	Rental Value	Rental Values				Hong Kong

London	growth slowing	falling		Beijing	Rental Value	Rental Values

Sao Paulo				San Francisco, Toronto	growth slowing	falling

Paris

Beijing					Rental Value	Rental Values

San Francisco	Rental Value	Rental Values			growth	bottoming out

Stockholm	growth	bottoming out			accelerating

	accelerating			Dallas

Detroit

New York			Dubai, Seoul

			Mexico City	Johannesburg, New York		Washington DC

Berlin, Sydney				Mexico City, Mumbai

Washington DC, Toronto			Madrid			Madrid, Detroit

	Milan		Los Angeles		Tokyo	Brussels

	Dallas, Mumbai		Amsterdam		Los Angeles

	Atlanta, Frankfurt	Chicago	Brussels

	Johannesburg	Tokyo			Frankfurt, Dubai, Istanbul

Chicago, Atlanta, Seoul

Istanbul

Americas Based on rents for Grade A space in CBD or equivalent. In local currency.

EMEA The Jones Lang LaSalle Property Clocks SM

Asia Pacific As of Q3 2012

Q3	Selected Business Wins and Expansions
Global	–		Convergys – 6.8M sf
	—		Honeywell, North America – 15M sf			- Imperial Oil, Calgary – 811K sf
	—	Essex House, New York – $	362M			- Prudential, Newark – 650K sf
	—	La Jolla Commons, San Diego – $	188M			- Aon Center, Chicago – 396K sf
	—	Lehman Nashville Portfolio – $	131M
Americas
	—		Pfizer – 4M sf			- IBM, Rome – 431K sf
	—		Champs Elysee, Paris –	€500M		- ING, Prague – 48K sf
	—		Kurfurstendamm, Frankfurt –	€784M		- Florya Mall, Istanbul – 409K sf
	—		Burlov Center, Malmo –	€130M
EMEA
	—		Renren, Beijing – 409K sf		$	S- Pramerica, Singapore – 825M
	—		Qantas, Australia – 18K sf			- Aspen Group, Perth – 1.5M sf
	—		Pfizer, 10 countries – 1.4M sf			- Caterpillar, Bangalore – 76K sf
	—		Blackrock, Sydney – US$118M - Bayer, Taiwan – 762K sf
	—		Kowloon Commerce Center, Hong Kong – $101M
Asia Pacific

Prime Offices – Projected Changes in Values, 2013

	Rental Values	Capital Values
+ 10-20%	Beijing, San Francisco	San Francisco
	Hong Kong, Tokyo, Sydney	Beijing, Tokyo, Hong Kong, Sydney
+ 5-10%	London*, Moscow	Moscow, London*
	Mumbai, Shanghai, Singapore	Mumbai, Shanghai, Singapore
+ 0-5%	Boston, Chicago, Los Angeles, New York*	Boston, Chicago, Los Angeles, New York*
	Toronto, Washington DC, Paris*	Toronto, Washington DC
	Frankfurt, Stockholm, Brussels, Dubai	Frankfurt , Dubai
Brussels, Paris*, Stockholm
- 0-5%	Sao Paulo, Mexico City	Sao Paulo, Mexico City
- 5-10%	Madrid	Madrid

Provisional. *New York – Midtown, London – West End, Paris—CBD. Nominal rates in local currency. Source: Jones Lang LaSalle, October 2012

Financial Information

$856.4 $877.9

2011 2012

$378.7

$413.9

2011 2012

9

Q3 2012 Revenue Performance

Note: Equity earnings of $0.5M and $10.7M in 2011 and 2012, respectively, are included in segment results, however,

are excluded from Consolidated totals. Year-over-year increases shown “fee”-based have been calculated using fee revenue, which excludes gross contract costs.

Americas EMEA Asia Pacific LIM

Consolidated

($ in millions; % change in USD)

15% (9% fee)

$174.0 $184.4

2011 2012

$76.5 $82.3

2011 2012

$227.7 $208.0

2011 2012

5% (9% fee)

3% (6% fee)

8%

5% (3% fee)

$437.3

$379.3

$234.$247.3 3

$200.6 $206.3

$903.2 $949.5

Fee revenue

Gross contract costs

429377-001 29Oct12 18:05 Page 35

YTD 2012 Revenue Performance

($ in millions; % change in USD)

Fee revenue
Gross contract costs

Americas				EMEA		Asia Pacific				LIM
	15	% (9% fee)
	$437.3
$379.3				5	% (9% fee)
$378.7	$413.9					3% (6% fee)
			$247.3	$234.3
						$200.6	$206.3
			$227.7	$208.0						8%
						$174.0	$184.4
									$76.5		$82.3
2011	2012		2011	2012		2011	2012		2011		2012
									5% (3% fee)
								$903.2		$949.5
				Consolidated				$856.4		$877.9
								2011		2012

Note: Equity earnings of $2.7M and $22.5M in 2011 and 2012, respectively, are included in segment results, however, are excluded from Consolidated totals. Year-over-year increases shown “fee”-based have been calculated using fee revenue, which excludes gross contract costs.

12

Q3 2012 Real Estate Services Revenue

($ in millions; % change in USD over September QTD 2011)

	Americas				EMEA			Asia Pacific			Total RES
Leasing	$214.1		_	14%	$52.7	_	8%	$42.7	_	4%	$309.5	_	7%
Capital Markets & Hotels	$39.1		_	7%	$51.1	_	14%	$23.9	_	12%	$114.1	_	2%
Property & Facility
Management	$112.1		_	37%	$37.1	_	8%	$100.7	_	8%	$249.9	_	16%
Fee Revenue	$88.9		_	9%	$37.1	_	8%	$81.9	_	15%	$207.9	_	8%
Project & Development
Services		$46.3	_	0%	$52.4	_	13%	$20.1	_	7%	$118.8	_	4%
Fee Revenue	$46.1		_	0%	$26.1	_	2%	$17.0	_	2%	$89.2	_	0%
Advisory,
Consulting & Other	$25.6		_	7%	$41.1	_	7%	$18.9	_	6%	$85.6	_	7%
Total RES Operating	$437.2		_	15%	$234.4	_	5%	$206.3	_	3%	$877.9	_	6%
Revenue
Fee Revenue	$413.8		_	9%	$208.1	_	9%	$184.4	_	6%	$806.3	_	3%

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

Q3 2012 Real Estate Services Revenue

($ in millions; % change in local currency over September QTD 2011)

	Americas			EMEA				Asia Pacific			Total RES
Leasing	$214.1	_	15%	$52.7		_	1%	$42.7		1%	$309.5		_	9%
Capital Markets & Hotels	$39.1	_	8%	$51.1		_	9%	$23.9	_	14%		$114.1	_	0%
Property & Facility
Management	$112.1	_	38%	$37.1		_	3%	$100.7	_	12%	$249.9		_	19%
Fee Revenue	$88.9	_	10%	$37.1		_	3%	$81.9	_	17%	$207.9		_	10%
Project & Development
Services	$46.3	_	2%	$52.4		_	23%	$20.1	_	2%	$118.8		_	10%
Fee Revenue	$46.1	_	2%	$26.1		_	5%	$17.0	_	7%	$89.2		_	4%
Advisory,
Consulting & Other	$25.6	_	8%		$41.1	_	0%	$18.9	_	4%	$85.6		_	3%
Total RES Operating	$437.2	_	16%	$234.4		_	1%	$206.3	_	6%	$877.9		_	9%
Revenue
Fee Revenue	$413.8	_	10%	$208.1		_	3%	$184.4	_	9%	$806.3		_	6%

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

LaSalle Investment Management

YTD Q3 2012 Highlights
•	EBITDA margin of 28.4	%, including equity earnings and incentive fees
•	New funds target new sources of capital, such as recently
announced JLL Income Property Trust, a non-traded REIT that targets individual investors through Merrill Lynch
•	$3.1 billion of capital invested year to date; good momentum with strong pipelines versus 2011

	Assets Under
Product	Management		Performance
	($ in billions	)
Private Equity
U.K.	$13.4		Above benchmark
Continental Europe	$4.2		Return: >1x equity
North America	$11.1		Above benchmark
Asia Pacific	$7.5		Return: >1x equity
Public Securities	$10.6		Above benchmark
Total Q3 2012 AUM	$46.8 B

Note: AUM data reported on a one-quarter lag.

Solid Cash Flows and Balance Sheet Position

($ in millions)	YTD Q3
Cash Flows	2012	2011
Cash from / (used in) Operations	$34	($41)
Primary Uses
Capital Expenses1	($55)	($56)
Acquisitions & Deferred Payment Obligations	($58)	($397)
Co-Investment	($54)	($47)
Dividends	($9)	($7)
Net Cash Outflows	($176)	($507)
Net Share Activity & Other Financing	$9	($14)
Net Bank Debt Borrowings	($133)	($562)
Balance Sheet
Cash	$126	$86
Short Term Borrowings	$31	$54
Credit Facility	$572	$567
Net Bank Debt	$477	$535
Deferred Business Obligations	$290	$292
Total Net Debt	$767	$827

YTD Q3 2012 Highlights

• Healthy position entering

historically strong fourth

quarter

• Low debt cost: Net

interest expense of $25

million ytd vs. $27 million

last year

• Investment grade

balance sheet; Baa2 /

BBB- (Stable)

1 Includes $12 million in 2012 of investments in a joint-venture entity required to be consolidated under U.S. GAAP, but are offset in Financing Activities on the statement of cash flows.

Appendix

Fee Revenue / Expense Reconciliation

• Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been steadily increasing

• Margins diluted as gross accounting requirements increase revenue and costs without corresponding profit

• Business managed on a “fee” basis to focus on margin expansion in the base business

		Q3		YTD
($ in millions)		2012	2011	2012	2011
Consolidated Revenue		$949.5	$903.2	$2,684.1	$2,436.4
Consolidated Operating Expenses		876.8	832.8	2,513.2	2,282.2
Adjusted Operating Income Margin		7.7%	8.3%	6.5%	6.6%
Gross Contract Costs:
Property & Facility Management		23.2	0.5	61.6	3.7
Americas	Project & Development Services	0.2	0.1	0.6	0.1
Total Gross Contract Costs		23.4	0.6	62.2	3.8
Property & Facility Management		—	—	—	—
EMEA	Project & Development Services	26.3	19.6	79.3	63.1
Total Gross Contract Costs		26.3	19.6	79.3	63.1
Property & Facility Management		18.8	21.5	59.1	60.1
Asia Pacific	Project & Development Services	3.1	5.1	8.7	16.5
Total Gross Contract Costs		21.9	26.6	67.8	76.6
Consolidated Fee Revenue		$877.9	$856.4	$2,474.8	$2,292.9
Consolidated Fee-based Operating Expenses		$805.2	$786.0	$2,303.9	$2,138.7
Adjusted Operating Income Margin (“fee”-based)		8.3%	8.8%	7.1%	7.0%

Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges are excluded from operating expenses. Restructuring and acquisition charges as well as intangible amortization related to the King Sturge acquisition are excluded from operating expenses when calculating adjusted operating income margin.

Q3 2012 Adjusted EBITDA* Performance

($ in millions)

Americas		EMEA		Asia Pacific				LIM
	$53.4
$46.5
								$24.7
		$10.4	$9.1	$17.0	$15.3		$19.8
2011	2012	2011	2012	2011	2012		2011	2012
								$102.3
			Consolidated			$93.7
						2011		2012

* Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended September 30, 2011, and 2012, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest and dividends on unvested common stock.

YTD 2012 Adjusted EBITDA* Performance

($ in millions)

Americas			EMEA	Asia Pacific				LIM
	$124.0
$107.1
			$23.5
		$14.3		$50.2	$41.9		$45.8	$62.8
2011	2012	2011	2012	2011	2012		2011	2012
								$251.2
						$215.9
			Consolidated
						2011		2012

* Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the nine months ended September 30, 2011, and 2012, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest and dividends on unvested common stock.

YTD 2012 Real Estate Services Revenue

($ in millions; % change in USD over September YTD 2011)

	Americas			EMEA			Asia Pacific			Total RES
Leasing	$550.8	_	9%	$166.3	_	7%	$121.6	_	1%	$838.7	_	7%
Capital Markets & Hotels	$109.1	_	25%	$140.2	_	11%	$69.3	_	5%	$318.6	_	11%
Property & Facility
Management	$325.5	_	40%	$112.8	_	7%	$290.1	_	9%	$728.4	_	21%
Fee Revenue	$263.9	_	16%	$112.8	_	7%	$231.0	_	12%	$607.7	_	13%
Project & Development	$131.0	_	6%	$155.4	_	19%	$56.7	_	6%	$343.1	_	9%
Services
Fee Revenue	$130.4	_	5%	$76.1	_	12%	$48.0	_	10%	$254.5	_	8%
Advisory,
Consulting & Other	$75.4	_	14%	$122.2	_	5%	$59.4	_	1%	$257.0	_	6%
Total RES Operating	$1,191.8	_	18%	$696.9	_	10%	$597.1	_	3%	$2,485.8	_	12%
Revenue
Fee Revenue	$1,129.6	_	12%	$617.6	_	8%	$529.3	_	5%	$2,276.5	_	8%

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

YTD 2012 Real Estate Services Revenue

($ in millions; % change in local currency over September YTD 2011)

	Americas			EMEA			Asia Pacific			Total RES
Leasing	$550.8	_	10%	$166.3	_	15%	$121.6	_	1%	$838.7	_	10%
Capital Markets & Hotels	$109.1	_	26%	$140.2	_	17%	$69.3	_	4%	$318.6	_	14%
Property & Facility
Management	$325.5	_	42%	$112.8	_	13%	$290.1	_	11%	$728.4	_	23%
Fee Revenue	$263.9	_	17%	$112.8	_	13%	$231.0	_	14%	$607.7	_	15%
Project & Development	$131.0	_	7%	$155.4	_	28%	$56.7	_	1%	$343.1	_	14%
Services
Fee Revenue	$130.4	_	7%	$76.1	_	19%	$48.0	_	14%	$254.5	_	12%
Advisory,
Consulting & Other	$75.4	_	11%	$122.2	_	11%	$59.4	_	3%	$257.0	_	9%
Total RES Operating	$1,191.8	_	18%	$696.9	_	17%	$597.1	_	5%	$2,485.8	_	15%
Revenue
Fee Revenue	$1,129.6	_	13%	$617.6	_	15%	$529.3	_	7%	$2,276.5	_	11%

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

Reconciliation of GAAP Net Income to Adjusted Net Income and Earnings per Share

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
($ in millions)		2012	2011		2012	2011
GAAP Net income attributable	to common
shareholders		$49.5	$33.9		$100.7	$79.2
Shares (in 000s)		44,827	44,355		44,756	44,377
GAAP earnings per share		$1.10	$0.76	$	2.25	$1.79
GAAP Net income attributable	to common
shareholders		$49.5	$33.9		$100.7	$79.2
Restructuring and acquisition charges, net		5.1	11.9		24.2	16.5
Intangible amortization, net		0.4	3.7		3.2	4.9
Adjusted net income		$55.0	$49.5		$128.1	$100.6
Shares (in 000s)		44,827	44,355		44,756	44,377
Adjusted earnings per share		$1.23	$1.12	$	2.86	$2.27

Reconciliation of GAAP Net Income to Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions)	2012	2011	2012	2011
GAAP Net income attributable tocommon shareholders	$49.5	$33.9	$100.7	$79.2
Interest expense, net of interestincome	10.0	9.7	24.8	27.2
Provision for income taxes	16.9	11.3	34.6	26.9
Depreciation and amortization	19.1	22.8	58.7	60.5
EBITDA	$95.5	$77.7	$218.8	$193.8
Restructuring and acquisitioncharges	6.8	16.0	32.4	22.1
Adjusted EBITDA	$102.3	$93.7	$251.2	$215.9